UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 22, 2019

MATEON THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-21990	13-3679168
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29397 Agoura Road Suite 107

Agoura Hills, CA 91301

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (605) 635-7000

N/A

(Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

EXPLANATORY NOTE

On April 25, 2019, Mateon Therapeutics, Inc., a Delaware corporation (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission to report the Company’s acquisition of Oncotelic Inc., a Delaware corporation, and related matters. This Amendment No. 1 on Form 8-K/A is being filed by the Company to supplement the original Form 8-K to include the financial statements and pro forma financial information required by Item 9.01.

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Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Audited financial statements for Oncotelic, Inc. as of and for the years ended December 31, 2018 and 2017, including any related notes thereto, are filed as Exhibit 99.1 to this report and incorporated by reference herein.

(b)	Pro Forma Financial Information.

Pro forma condensed combined financial statements (unaudited) for the Company as of and for the year ended December 31, 2018 and related notes thereto, are filed as Exhibit 99.2 to this report and incorporated by reference herein.

(c)	Exhibits.

Exhibit Number	Description	Incorporated by Reference

23.1	Consent of Squar Milner LLP	Filed herewith
99.1	Audited financial statements for Oncotelic, Inc. as of and for the years ended December 31, 2018 and 2017 and related notes thereto	Filed herewith
99.2	Pro forma condensed combined financial statements (unaudited) for the Company as of December 31, 2018 and related notes thereto	Filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 5, 2019	MATEON THERAPEUTICS, INC.

	By:	/s/ Vuong Trieu
	Name:	Vuong Trieu
	Title:	Chief Executive Officer

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